UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2012

      NUVEEN MORTGAGE OPPORTUNITY TERM FUND

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	811-22329	27-1676949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive, Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 917-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 2.02  Results of Operations and Financial Condition

The unaudited financial statements of Wellington Management Legacy Securities PPIF, LP (the “Feeder Fund”) for the six months ended June 30, 2012 (the “Feeder Fund Financial Statements”) are attached hereto as Exhibit 99.1. The unaudited financial statements of Wellington Management Legacy Securities PPIF Master Fund, LP (the “Master Fund”) for the three months and six months ended June 30, 2012 and June 30, 2011 (the “Master Fund Financial Statements,” and together with the Feeder Fund Financial Statements, the “Financial Statements”) are attached hereto as Exhibit 99.2. The Financial Statements are not the financial statements of the registrant. Under normal market conditions, the registrant invests at least 80% of its managed assets in mortgage backed securities, directly and indirectly through a separate investment as a limited partner in the Feeder Fund. The Feeder Fund invests substantially all of its assets, alongside the U.S. Department of Treasury, in the Master Fund.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	The unaudited financial statements of the Feeder Fund for the six months ended June 30, 2012.

99.2	The unaudited financial statements of the Master Fund for the three months and six months ended June 30, 2012 and June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN MORTGAGE OPPORTUNITY TERM FUND

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President

Dated:  September 5, 2012

Exhibit Index

Exhibit No.	Description

99.1	The unaudited financial statements of the Feeder Fund for the six months ended June 30, 2012.

99.2	The unaudited financial statements of the Master Fund for the three months and six months ended June 30, 2012 and June 30, 2011.